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                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY
                                                                  --------------

          REVOLVING COMMERCIAL LOAN WAREHOUSE AND SECURITY AGREEMENT
          ----------------------------------------------------------

          REVOLVING COMMERCIAL LOAN WAREHOUSE AND SECURITY AGREEMENT, dated as of December 4, 1998 (as amended or otherwise modified from time to time, this "Agreement") among PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware
 ---------
corporation, having an office at One Seaport Plaza, New York, New York 10292 (the "Lender"), and FIRST NATIONAL BANK OF NEW ENGLAND, a national bank, having
      ------
its principal office at 280 Trumbull Street, Hartford, Connecticut 06103 (the "Borrower"), and its parent, FIRST INTERNATIONAL BANCORP, INC., a Delaware
---------
corporation, having its principal office at 280 Trumbull Street, Hartford, Connecticut 06103 (the "Guarantor").
                         ---------


          WHEREAS, the Lender intends to lend and the Borrower intends to borrow up to a maximum of $75,000,000 to fund the origination of Commercial Loans (as
                                                          ----------
defined herein); and

          WHEREAS, the Lender's Affiliate, Prudential Securities Incorporated ("PSI"), will have the right of first refusal, but not the obligation, to act as
  ---
the sole manager (such role as sole manager, the "Manager Role") on any
                                                  ------------
securities issuances ("Securitizations") sponsored by the Borrower or one of its
                       ---------------
Affiliates relating to up to $250,000,000 of the Commercial Loans, on the terms and under the conditions set forth in the Engagement Letter, dated as of December 4, 1998, among PSI, the Borrower and the Guarantor (the "Engagement
                                                                  ----------
Letter").  Such Securitizations shall be structured in a manner as shall be
------
consented to by PSI.

          NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the parties hereto hereby agree as follows:

          Section 1.  The Loan. (a) Subject to the terms of this Agreement:
          ---------   --------

          1. The Lender agrees to lend to the Borrower up to $75,000,000, (such borrowing, the "Loan") to be made in one or more advances (each, an "Advance").
                ----                                                 -------
The Borrower agrees that the Loan shall be used to finance fixed or adjustable rate Commercial Loans underwritten pursuant to Borrower's underwriting guidelines that are to be included in a Securitization, as such Commercial Loans are identified to the Lender in writing and in electronic form from time to time. All Commercial Loans financed hereunder shall be closed loans; i.e., this facility shall not be used for "wet" or "table" fundings. The Lender may refuse to lend against any Commercial Loan(s) which the Lender reasonably believes will

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not be eligible for inclusion in a securitized pool either (x) due to the characteristics of such Commercial Loan or (y) due to the expected aggregate characteristics of the Commercial Loans.

          2. Each Advance shall be made on a date up to one week prior to the Maturity Date referred to below (each such date, a "Funding Date"); provided
                                                        ------------    --------
that:

          (i) (a) the conditions precedent to the making of the Advances set forth in Sections 1(a)4 and 1(a)5 hereof shall be satisfied and (b) the Lender shall have received officers' certificates, dated the date of such Advance and signed by a duly authorized officer of the Borrower and the Guarantor, certifying that (x) the representations and warranties of the Borrower and the Guarantor, as applicable, in Section 4 hereof shall be true and correct on and as of such Funding Date as if made on and as of such date, and (y) no Event of Default shall have occurred and be continuing or would exist after the making of the Advance on such Funding Date;

          (ii) the Lender shall have received (A) in connection with each Advance, a receipt from the Custodian (as defined below) to the effect that it has received the original notes relating to the Commercial Loans that are being pledged in connection with the Advance being made on such Funding Date; and (B) prior to the initial Advance: (1) a legal opinion from counsel to the Borrower and the Guarantor, in the form of Exhibit B attached hereto; (2) the Secured Note (as defined herein) executed by the Borrower (3) the Custody Agreement (as defined herein) executed by the Borrower and the Custodian; (4) the Guarantee, in the form of Exhibit E hereto, executed by the Guarantor, (5) a receipt from the Custodian to the effect that it has received the assignment of Collateral and power of attorney referred to in Sections 2(f) and (g) of the Custody Agreement (as defined below), and (6) the payment of a one time commitment fee in the amount of $600,000 by the Borrower to the Lender;

          (iii) the Lender has satisfactorily completed its due diligence investigation of the Commercial Loans being pledged on such Funding Date;

          (iv) if any Commercial Loan to be pledged to the Lender pursuant to an Advance shall have an outstanding principal balance greater than or equal to $1,000,000, the Borrower shall have delivered to the Lender, at least three Business Days prior to the related Funding Date, a credit memorandum, in form and substance satisfactory to the Lender, containing, among other things, an environmental report for any real estate pledged as collateral for such Commercial Loan.

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          (v)    the Borrower shall have delivered to the Lender and the
Custodian the Commercial Loan Schedule with respect to the Commercial Loans that are being pledged on such Funding Date; and

          (vi) no other Advance shall have been made in the same calendar week as such Funding Date.

          3. The Loan shall accrue interest daily on its outstanding principal amount, with interest calculated on the basis of actual days elapsed and a 360-day year. The daily interest rate on the outstanding principal amount of the Loan shall be LIBOR plus 1.20% and shall be reset on each Business Day. Interest which accrues during each calendar month shall be payable on the first Business Day of the following month, with any outstanding interest due and payable in its entirety on the date of termination of this Agreement (including the Maturity Date).

          "LIBOR" means the London interbank offered rate for one-month U.S.
           -----
dollar deposits on the basis of the offered rates of the Reference Banks for one-month U.S. Dollar Deposits, as such rates appear on Telerate Page 3750, as of 11:00 a.m. (New York Time) reset daily, as determined by Lender in its sole discretion.

          Any amounts pre-paid or required to be repaid under this Agreement prior to the Maturity Date may be re-borrowed, subject to the terms and conditions of this Agreement, until the Maturity Date.

          4. Not later than 4:00 p.m. New York time three Business Days prior to the proposed Funding Date for an Advance, the Borrower shall deliver to the Lender (i) a written notice in the form of Exhibit D hereto (the "Funding
                                                                      -------
Notice") and (ii) an electronic disk or tape, in a mutually satisfactory form to be agreed upon by the Lender and the Borrower, detailing certain specified characteristics of the Commercial Loans previously pledged and those Commercial Loans proposed to be pledged in connection with such Advance (each such schedule, a "Commercial Loan Schedule").
             ------------------------

          5. The Borrower shall reimburse the Lender for any of the Lender's out-of-pocket costs and attorneys' fees and expenses incurred by the Lender in connection with this Agreement, such costs not to exceed $35,000 (plus related attorneys' disbursements) up to the date hereof. In addition, the Borrower shall reimburse the Lender for any of the Lender's out-of-pocket costs and expenses incurred in connection with its due diligence review, such costs not to exceed $20,000 in the aggregate up to and including the Maturity Date.

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          (b)  The amount of each Advance shall not exceed the lesser of (i)
85.0% of the aggregate outstanding principal balance of the Commercial Loans proposed to be pledged to the Lender in connection with such Advance as of the related Cut-Off Date, minus in the event that a Collateral Deficiency Situation
                      -----
exists as of the date of such Advance, the Restoration Amount as of the date of such Advance and (ii) the product of (x) the Market Value of the Commercial Loans proposed to be pledged in connection with such Advance and (y) 0.85 (such product, the "Borrowing Base"), minus (z) in the event that a Collateral
              --------------    -----
Deficiency Situation exists as of the date of such Advance, the Restoration Amount as of the date of such Advance.

          For purposes of this Agreement:

          Affiliate means, as to any Person, any other Person controlling,
          ---------
controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing.

          Business Day means any day other than (i) a Saturday or Sunday or (ii)
          ------------
a day on which banking institutions in New York City or London are authorized or obligated to be closed.

          Collateral Deficiency Situation shall be deemed to be existing as of
          -------------------------------
any day on which (i) the outstanding principal amount of the Loan as of such day (including accrued interest but excluding the amount of any Advance to be made on such day) exceeds (ii) the lesser of (a) the Borrowing Base of the Commercial Loans then pledged to the Lender (disregarding the Commercial Loans, if any, proposed to be pledged to the Lender on such day) and (b) the Market Value of the Commercial Loans theretofore pledged to the Lender (disregarding the Commercial Loans, if any, proposed to be pledged to the Lender on such day).

          Commercial Loan has the meaning set forth in Section 2.
          ---------------

          Commercial Loan Schedule means each schedule of Commercial Loans
          ------------------------
listing the Commercial Loans which have been or are to be pledged by the Borrower in connection with (x) each Advance or (y) a Collateral Deficiency, such schedule identifying each Commercial Loan by address of and the name of the underlying obligor and setting forth as to each Commercial Loan at least the following information: (i)the address and name of the underlying obligor, (ii) the original principal amount, (iii) the Cut-Off Date, (iv) the principal outstanding as of the related Cut-Off

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Date, (v) the account number, (vi) the amount of any change in the outstanding principal balance of each Commercial Loan since the date of the last delivered Commercial Loan Schedule, (vii)the paid-through date, (viii) a description of the related collateral, (ix) if the primary collateral includes real estate, the related loan-to-value ratio of such property, (x) the interest rate, (xi) whether such Commercial Loan bears a fixed or floating rate of interest, (xii) the original term, (xiii) the remaining term (xiv) the loan type and (xv) any other information that Lender may reasonably request.

          Cut-Off Date means, as of any date, the close of business on the date
          ------------
set forth in the related Commercial Loan Schedule. In no event shall the Cut-Off Date precede by more than two weeks the date on which the related Commercial Loan Schedule is delivered.

          GAAP means generally accepted accounting principals applied on a
          ----
consistent basis.

          Loan Documents means this Agreement, as it may be renewed, extended or
          --------------
continued from time to time the Secured Note, the Custody Agreement, the Guaranty, and any other document, instrument or agreement executed by the Borrower, the Guarantor or the Custodian in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time. Reference to any specific Loan Document in this Agreement or any other Loan Document shall be deemed to include any amendment, extension or replacement thereof.

          Market Value means, as of any date and with respect to any Commercial
          ------------
Loan, the servicing-released fair market value of such Commercial Loan as of such date as determined by the Lender (or an Affiliate thereof) in its sole discretion.

          Person means any individual, corporation, partnership, joint venture,
          ------
association, limited liability company, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          Pledged Commercial Loan means, as of any date of determination, any
          -----------------------
Commercial Loan for which the related note is then held by the Custodian as bailee for the Lender for purposes of perfecting the Lender's security interest.

          Reference Banks means leading banks selected by the Lender and engaged
          ---------------
in transactions in Eurodollar deposits in the international Eurocurrency market
(i) with an established

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place of business in London, (ii) whose quotations appear on Telerate Page 3750 on the Funding Date in question, (iii) which have been designated as such by the Custodian and (iv) not controlling, controlled by, or be under common control with, the Borrower.

          Restoration Amount means, as of any date of determination, the amount,
          ------------------
if any, by which (i) the outstanding principal amount of the Loan as of such date (including accrued interest, but excluding the amount of any Advance to be made on such date) exceeds (ii) the lesser of (a) the Borrowing Base of the Commercial Loans theretofore pledged to the Lender (disregarding any Commercial Loans proposed to be pledged to the Lender on such date) and (b) the Market Value of the Commercial Loans theretofore pledged to the Lender (disregarding any Commercial Loans proposed to be pledged to the Lender on such date).

          (c) The Loan shall mature on December 3, 1999, as such date may be extended by means of a Credit Increase Confirmation and Note Amendment (the "Maturity Date"), pursuant to the terms of Section 1(f) below.
 -------------

          (d) The Loan is pre-payable at any time without premium or penalty (except as otherwise provided herein), in whole or in part; provided, that Pledged Commercial Loans may not be removed from this facility (including in connection with any prepayment of the Loan in part) with the result that, in the Lender's sole reasonable determination, the remaining Pledged Commercial Loans are, in the aggregate, materially inferior as Collateral (as defined in section 3(b) below) as compared to the pool of Pledged Commercial Loans immediately prior to such removal. In addition, no Pledged Commercial Loans may be removed from this facility with the result that a Collateral Deficiency Situation would then exist. Notwithstanding the foregoing, however, a Pledged Commercial Loan may in any event be removed from this facility if (i) such Pledged Commercial Loan has been paid in full by the obligor, (ii) such Pledged Commercial Loan breaches one or more of the representations and warranties listed in Section 4(b) below, (iii) the Lender has advised the Borrower that the Lender believes that any such Pledged Commercial Loan is unacceptable for inclusion in a Securitization or (iv) such Pledged Commercial Loan is to be included in a Securitization for which PSI is acting in the Manager Role or which PSI has been offered but has not elected to accept the Manager Role in accordance with the terms of the Engagement Letter. If the Borrower intends to prepay the Loan in whole or in substantial part from a source other than the proceeds of a Securitization, the Borrower shall give two Business Days' written notice to the Lender.

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

          (e) If the Loan is not repaid in whole on or prior to the Maturity Date, the Loan, if continued by the Lender as provided in paragraph (f) below, shall, commencing on the Maturity Date, bear interest at a rate per annum equal to LIBOR plus 5.00% until repaid.

          (f) In the event the Loan is not repaid in whole on or prior to the Maturity Date, the Lender shall have the option, in its sole discretion, to continue the Loan on the Maturity Date through the last day of the month following the Maturity Date and, thereafter, on a month-to-month basis through the last day of each succeeding month. If the Lender elects to continue the Loan as aforesaid, it shall deliver notice of such election to the Borrower by means of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C no later than 3:00 p.m. on the Business Day preceding the then scheduled date of maturity of the Loan (any such preceding date, an "Election
                                                                     --------
Date").  If no such notice is delivered, the Loan shall immediately and
----
automatically become due and payable without any further action by the Lender on the day following such Election Date, and in such event the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the Uniform Commercial Code of the State of New York (the "New York UCC").
      ------------

          (g) The Loan shall be evidenced by the secured promissory note of the Borrower in the form attached hereto as Exhibit A (the "Secured Note").
                                                        ------------

          (h) If any Pledged Commercial Loan is removed from the facility provided hereby except (i) in connection with a Securitization for which PSI is acting in the Manager Role or for which PSI has been offered, but has not elected to accept, the Manager Role in accordance with the terms of the Engagement Letter, (ii) in connection with such Commercial Loan being paid in full (iii) for the purpose of curing a breach of a representation and warranty,
(iv) if the Lender has advised the Borrower that the Lender believes that any such Pledged Commercial Loan is unacceptable for inclusion in a Securitization, or (v) if the Lender does not continue the Maturity Date until the earlier to occur of (x) December 3, 2000 or (y) the Termination Date (as such term is defined and set forth in the Engagement Letter), then an amount equal to 1.0% of the average outstanding principal balance of such Commercial Loan during the time it was a Pledged Commercial Loan shall be paid by Borrower to the Lender on the date such Commercial Loan is removed from this facility.

          Section 2.  Purpose of Loan.  The Borrower agrees that the Loan shall
          ---------   ---------------
be used to finance the following types of

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commercial loans: equipment loans, working capital term loans and loans secured by mortgages on commercial real estate (such loans being the "Commercial
                                                              ----------
Loans"). Unless removed as permitted hereunder, Commercial Loans shall be sold
-----
to a trust or other vehicle acceptable to Lender to be established in a Securitization, and shall be pledged to secure the Loan as such Commercial Loans are identified to the Lender and the Custodian in writing and in electronic form from time to time. Each of the Commercial Loans shall be loans made to small business concerns either (a) originated by the Borrower pursuant to its published underwriting criteria existing at the time the Commercial Loans were originated if such Commercial Loans were originated prior to the date hereof and if such criteria was different than the criteria heretofore supplied to the Lender, (b) originated by the Borrower pursuant to its published underwriting criteria heretofore supplied to the Lender (or if such criteria have been changed, the terms of such new underwriting criteria shall have been supplied to Lender and are acceptable to Lender) or (c) originated by third parties and re-underwritten by the Borrower on terms consistent with its published underwriting criteria (or pursuant to underwriting criteria presented to and acceptable to Lender); provided, however, that the Lender shall have the right to conduct such
         --------  -------
review of any such Commercial Loans as the Lender may, in its sole discretion, decide to conduct. The Lender may decline to include in the facility any Commercial Loan.

          Section 3.  Custody of Original Notes and Loan Documents.  (a) Prior
          ---------   --------------------------------------------
to the time that the Borrower requests any Advance by the Lender with respect to any Commercial Loan, the Borrower shall cause to be delivered to the Custodian, at the offices of the Custodian located in New York, New York, or at any such other place as the parties hereto may select from time to time, the originals of all notes evidencing any Commercial Loan in which the Lender is to be granted a security interest pursuant to this Agreement. Upon delivery to the Custodian by the Borrower (or by the title company as directed by the Borrower) of any note evidencing a Commercial Loan, the Custodian will immediately execute and deliver to the Lender and Borrower the Initial Trust Receipt and Certification, in the form attached as Exhibit A to the Custody Agreement, as provided in Section 3(a) of the Custody Agreement. Delivery of the note or notes to the Custodian and the Custodian's continuous possession of such note or notes shall be a condition precedent to any such Commercial Loan being considered as Collateral (as defined in (b) below) for the purposes of the computation of the amount of any Advance or the Loan under this Agreement.

          (b) Within 30 days after Borrower delivers to the Custodian a note evidencing a Commercial Loan, Borrower shall deliver to Marine Midland Bank, as custodian (the "Custodian") on behalf of the Lender, the documents and instruments listed in Section 2(b)-(e) of that certain Commercial Loan Custody Agreement dated as of December 4, 1998 (the "Custody Agreement") among the Borrower, the Custodian and the Lender.
      -----------------
(Such documents and instruments, including without limitation all mortgages relating thereto (with respect to each Pledged Commercial Loan, the related "Loan File"), and the original note or notes evidencing and relating to the Commercial Loans, together with any proceeds thereof, are hereinafter referred to as the "Collateral.") Within three days of delivery to the Custodian by the
           ----------
Borrower (or by the title company as directed by the Borrower) of the Loan File relating to a Commercial Loan, the Custodian will execute and deliver to the Lender, with a copy to the Borrower, the Final Trust Receipt and Certification, in the form attached as Exhibit B to the Custody Agreement, as provided in
Section 3(b) of the Custody Agreement.

          The Borrower hereby pledges all of its right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of and interest on the Loan and all other amounts owing to the Lender hereunder (collectively, the "Secured Obligations").
                    -------------------

          (c) Whenever any Pledged Commercial Loan is removed from this facility, as permitted hereunder, all files held by the Custodian relating to such removed Pledged Commercial Loan shall be returned to the Borrower in the manner set forth in the Custody Agreement.

          Section 4.  Representations, Warranties and Covenants.  (a) The
          ---------   -----------------------------------------
Borrower and Guarantor, as applicable, represent and warrant to the Lender that:

          (i) The Borrower has been duly organized and is validly existing as a national banking association under the laws of the United States. The Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) They are duly licensed as a "Licensee" or are otherwise qualified in each state in which they transact business where the ownership or leasing of their properties or the conduct of their business requires such license or qualification and are not in default of such state's applicable law, rules and regulations. They have the requisite power and authority and legal right to own and grant a lien on all of their right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, the Custody Agreement and the other Loan Documents, as applicable.

          (iii) At all times after the Custodian has received an original note and Loan File relating to a Commercial Loan from the Borrower and until payment in full of the Loan, the Borrower will not commit any act in violation of applicable laws, or regulations promulgated with respect thereto.

          (iv) Each of the Borrower and the Guarantor is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by the Borrower and the Guarantor of this Agreement and the other Loan Documents, as applicable, and the execution by the Borrower of the Secured Note do not conflict with any term or provision of the charter, certificate of incorporation or by-laws of any of them or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to any of them of any court, regulatory body, administrative agency or governmental body having jurisdiction over any of them and will not result in any violation of any mortgage, instrument or agreement pertaining to indebtedness for borrowed money.

          (v) All financial statements of the Borrower or the Guarantor furnished to the Lender do not omit to disclose any material liabilities or other facts relevant to the Borrower's or the Guarantor's condition. All certificates of the Borrower or the Guarantor or any of their officers furnished to the Lender are true and complete. All such financial statements have been prepared in accordance with GAAP. No financial statement or other financial information as of a date later than the date set forth in the Guarantor's most recent 10-K or 10-Q filing under the Securities Exchange Act of 1934, as amended, has been furnished by the Borrower to another lender of the Borrower that has not been furnished to the Lender.

          (vi) Except as have been previously obtained, no consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by them of this Agreement and the other Loan Documents, as applicable.

          (vii) There is no action, proceeding or investigation pending or, to the best knowledge of any of them, threatened against any of them before any court, administrative agency or other tribunal (A) asserting the invalidity of this

     Agreement, as applicable, or the other Loan Documents, as applicable, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the other Loan Documents, as applicable, or (C) which might materially and adversely affect the validity of the Commercial Loans or the performance by any of them of their obligations under, or the validity or enforceability of, this Agreement or the other Loan Documents, as applicable.

          (viii) There has been no adverse change in the business, operations, financial condition, properties or prospects of the Borrower and the Guarantor taken as a whole since the date set forth in the Guarantor's most recent 10-K or 10-Q filing under the Securities Exchange Act of 1934, as amended, which would have a material adverse affect on their ability to perform their respective obligations under this Agreement or the other Loan Documents, as applicable.

          (ix) This Agreement and the other Loan Documents, as applicable, have been duly authorized, executed and delivered by the Borrower and the Guarantor, as applicable, all requisite corporate action having been taken, and each is valid, binding and enforceable against the Borrower and the Guarantor, as the case may be, in accordance with its terms.

          (x) When a note and the related Loan File evidencing a Commercial Loan and the other Loan Documents are delivered to the Custodian, the security interest granted pursuant to this Agreement will constitute a fully-perfected first priority security interest in the Collateral in favor of the Lender.

          (xi) The Boards of Directors of the Borrower and the Guarantor have approved the transactions contemplated by this Agreement and the other Loan Documents, such approvals have been duly noted in the minutes of the Boards of Directors of the Borrower and the Guarantor and, from the time of execution of this Agreement and the other Loan Documents, will be continuously an official record (as such term is used in Section 13(e)(1)(D) of the Federal Deposit Insurance Act, as amended by the Financial Institution Reform, Recovery and Enforcement Act and as in effect on the date hereof) of the Borrower and the Guarantor.

          (xii) At the time of origination of a Commercial Loan, in all instances where commercial real property serves as the primary collateral for such Commercial Loan, the related mortgaged property was free of contamination from toxic substances or hazardous wastes requiring action under applicable laws or is subject to ongoing environmental rehabilitation, and the Borrower has no knowledge of any such contamination from toxic substances or hazardous waste material on any mortgaged property unless such items are below action levels or such mortgaged property is subject to ongoing environmental rehabilitation.

          (b) With respect to every Commercial Loan and related note and Loan File delivered to the Custodian and pledged to the Lender to secure the Loan, the Borrower and the Guarantor represent and warrant to the Lender that:

          (i) Such note evidencing a Commercial Loan and the related Loan File are complete and authentic and all signatures thereon are genuine.

          (ii) Such Commercial Loan was (a) originated by the Borrower pursuant to its published underwriting criteria existing at the time the Commercial Loans were originated if such Commercial Loans were originated prior to the date hereof and if such criteria was different than the criteria heretofore supplied to the Lender, (b) originated by the Borrower pursuant to its published underwriting criteria heretofore supplied to the Lender (or if such criteria have been changed, the terms of such new underwriting criteria shall have been supplied to Lender) or (c) originated by third parties and re-underwritten by the Borrower on terms consistent with its published underwriting criteria (or pursuant to other underwriting criteria previously supplied to Lender), and such Commercial Loan arose from a bona fide loan, complying with all applicable state and Federal laws and regulations, to Persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim.

          (iii) All amounts represented to be payable on such Commercial Loan are, in fact, payable in accordance with the provisions of such Commercial Loan.

          (iv) No payment default or material non-payment default has occurred in any provisions of such Commercial Loan.

          (v) Any real property subject to any security interest granted by an obligor in connection with any Commercial Loan is not subject to any other encumbrances other than (i) a stated prior mortgage or mortgages,
     (ii) liens for taxes not yet due and payable or similar governmental charges not yet due and payable or still subject to payment without interest or penalty or (iii) zoning restrictions, utility easements, covenants or conditions and restrictions of record and other encumbrances, which will neither defeat nor render invalid such security interest or the priority thereof nor materially impair the marketability or value of such real property nor be violated by the existing improvements or the intended use thereof.

          (vi) The Borrower holds good and indefeasible title to, and is the sole owner of, such Commercial Loan, subject to no liens, charges, mortgages, participations, encumbrances or rights of any Person.

          (vii) Each Commercial Loan conforms to the description thereof as set forth on the related Commercial Loan Schedule delivered to the Custodian and the Lender.

          (viii) The Commercial Loans do not have characteristics which are materially worse than those of other loans made to small business concerns financed by the Borrower during the twelve-month period preceding the related Funding Date.

          (ix) Each Commercial Loan will be eligible for inclusion in a pool to be securitized; the Lender may refuse to lend against any Commercial Loan which the Lender believes will not be eligible for inclusion in such a securitized pool either (x) due to the characteristics of such Commercial Loan or (y) due to the expected aggregate characteristics of all Commercial Loans.

          (x) No Commercial Loan shall have been originated in, or be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Commercial Loan under this Agreement shall be unlawful, void or voidable.

          (c) The Borrower and the Guarantor covenant with the Lender that, during the term of this facility:


          1.   The Borrower's Tangible Net Worth (determined in accordance with
GAAP) shall not be less than $40,000,000.

          2. The Borrower's Tangible Net Worth shall not be less than its Tangible Net Worth as shown on the Borrower's audited financial statements as of September 30, 1998 (as delivered previously to the Lender) plus fifty
                                                                 ----
percent (50%) of all accumulated positive net income from September 30, 1998 less $4,000,000. "Tangible Net Worth" means the difference between (x) net
----               ------------------
worth determined in accordance with GAAP less (y) the sum of (i) receivables from stockholders or Affiliates of the Borrower and (ii) intangible assets determined in accordance with GAAP

(which include assets such as copyrights, patents, trademarks, goodwill, computer programs, capitalized advertising costs, organization costs, licenses, leases, franchises, exploration permits, and import and export permits, etc.).

          3. The Borrower's leverage ratio shall not exceed 8:1, such ratio being the ratio of (x) the Borrower's total liabilities, less subordinated debt maturing in more than one year, to (y) the Borrower's Tangible Net Worth (determined as set forth above).

          4. The Borrower will continue to be a wholly-owned subsidiary of the Guarantor.

          5. The Borrower will continue to maintain for itself and its subsidiaries insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount of at least $4,000,000, and shall name Lender as a loss payee.

          6. All subordinated debt will remain subordinate to the Loan and no payments of principal will be made on such subordinated debt so long as the Loan is outstanding; provided, however that (a) principal payments (plus accrued interest to the date of redemption) on subordinated debt may be made from the proceeds of new equity offerings in an equivalent or greater amount, and (b) regularly scheduled payments of interest on subordinated debt may be made for so long as no payment default or other Event of Default hereunder has occurred and is continuing.

          7. Notwithstanding anything to the contrary contained herein, with the prior written consent of the Lender (not to be unreasonably withheld) Borrower is permitted to assign its rights hereunder to, and the Loan can be assumed by, another wholly-owned subsidiary of the Guarantor (the "Assignee")
                                                                   --------
(in which case all of the provisions of this Agreement shall, to the same extent as they apply to the Borrower hereunder, apply to the Assignee rather than to the Borrower) on the condition that (a) the Assignee acquires substantially all of the Borrower's assets relating to its commercial lending business, including without limitation, Borrower's interest in the Commercial Loans, (b) the Assignee assumes substantially all of the Borrower's liabilities relating to its commercial lending business, including without limitation, the Loan, but expressly excluding the Borrower's deposits, (c) Lender receives such documents evidencing (a) and (b) above as Lender shall reasonably request, and (d) Borrower and Assignee execute and deliver to Lender such amendments to this Agreement and the other Loan Documents and such opinions of counsel as Lender shall reasonably request in order to evidence that the Assignee has assumed all of the Borrower's rights and obligations, and is bound by all of the Borrower's agreements, set forth herein.

          8. The Borrower and Guarantor shall make available to Lender and its agents and employees, upon reasonable prior notice and during normal business hours, the books and records of the Borrower and the Guarantor relating to the Pledged Commercial Loans and the transactions contemplated hereby.

          Section 5.  Mandatory Prepayment of Loan. (a) Upon discovery by the
          ---------   ----------------------------
Borrower, the Guarantor, the Custodian or the Lender of any breach of any of the representations and warranties listed in Section 4 preceding, the party discovering such breach shall promptly give notice of such discovery to the others.

          The Lender has the right to require, in its unreviewable discretion, the Borrower to repay the Loan in part with respect to (i) any Commercial Loan which breaches one or more of the representations and warranties listed in
Section 4(b) preceding or (ii) any Commercial Loan which the Lender reasonably believes to be unacceptable for inclusion in a Securitization; provided, however, that the Borrower may, in lieu of repaying the Loan in part, substitute one or more other Commercial Loans, in replacement for any Commercial Loan described in (i) or (ii) above.

          (b) If any Commercial Loan, as indicated on any Commercial Loan Schedule delivered pursuant to Section 9 hereof, becomes thirty (30) or more days delinquent in payment, the Lender may require the Borrower to prepay the Loan in part with respect to such Commercial Loan; provided, however, that the Borrower may, in lieu of repaying the Loan in part, substitute one or more other Commercial Loans, in replacement for any Commercial Loan that has become thirty
(30) or more days delinquent in payment.

          (c) If the Borrower awards a Securitization or whole-loan trade involving any Pledged Commercial Loan to any party including but not limited to an investment banking house, agent or underwriter other than PSI, or to a group of managers which does not include PSI, then, in addition to any other rights or remedies Lender has (including, but not limited to, amounts owed to the Lender under Section 1(h) hereof), (x) the Lender may demand that the Borrower prepay any portion of the Loan evidenced hereby relating to the dollar amount of the Pledged Commercial Loans to be included in such Securitization or whole loan trade, in which PSI has not been selected for participation, for payment within five Business Days of the demand for prepayment and (y) the Lender may refuse to make further Advances hereunder if such

Advances would relate to Pledged Commercial Loans to be included in such Securitization or whole-loan trade in which PSI has not been selected for participation. The Borrower shall give immediate notice, by facsimile transmission, to the attention of Jeff French at the Lender, (fax 212-214-7678) and Joe Donovan and Andrew Yuder at PSI (fax 212-778-7403), of any decision to award the Manager Role or to name any group of managers for any Securitization or whole-loan trade involving any Pledged Commercial Loans.

          (d) If, on any date other than a Funding Date, the Lender determines that a Collateral Deficiency Situation exists, the Lender shall so notify the Borrower, and the Borrower, within three (3) Business Days, shall either (i) pay to the Lender the Restoration Amount or (ii) deliver to the Custodian on behalf of the Lender additional Commercial Loans with an aggregate Market Value at least equal to the Restoration Amount. The provisions of Section l(b) shall govern with regard to a Collateral Deficiency Situation as of a Funding Date; provided, however, that if the Collateral Deficiency Situation results from a release by the Lender of its lien, such Collateral Deficiency Situation shall be remedied as aforesaid on the business day on which such Collateral Deficiency Situation arises.

          Section 6.  Guaranty; Additional Documents.  (a)  Guaranty. In support
          ---------   ------------------------------        --------
of the Secured Obligations, the Guarantor, in its capacity as guarantor (the "Guarantor"), shall execute and deliver to the Lender a guaranty in the form of Exhibit E hereto (the "Guaranty").
                       --------

          (b) Further Documents. The Borrower and the Guarantor will execute and deliver, or cause to be executed and delivered, to the Lender from time to time, such confirmatory or supplementary security agreements, financing statements, reaffirmations and consents and such other documents, instruments or agreements as the Lender may reasonably request, which are in the Lender's judgment necessary or desirable to obtain for the Lender the benefit of the Collateral.

          Section 7.  Servicing. The Borrower shall service the Commercial Loans
          ---------   ---------
with the degree of skill and care consistent with that which the Borrower customarily exercises with respect to similar loans owned, managed or serviced by it and all applicable industry standards. The Borrower shall comply with all applicable state and federal laws and regulations; shall maintain all state and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder and shall not impair the rights of the Lender in any Commercial Loans or for payment thereunder.

          Section 8.  No Oral Modifications; Successors and Assigns. No
          ---------   ---------------------------------------------
provisions of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender, the Borrower and the Guarantor. This Agreement shall be binding upon the successors and assigns of the parties hereto.


          Section 9.  Reports.  (a) The Borrower shall provide the Lender with
          ---------   -------
an electronic disk or tape (each, a "Supplemental Commercial Loan Schedule")
                                     -------------------------------------
(i) three Business Days prior to each Funding Date, (ii) within 10 Business
Days after the end of each month, and (iii) within two Business Days following any request made by the Lender or any Affiliate thereof for such a report, setting forth, on a loan-by-loan basis, all the information contained in the definition of "Commercial Loan Schedule" herein, plus the current principal balance outstanding of each Commercial Loan as of the end of the prior calendar month and the change in the current principal balance outstanding of each Commercial Loan since the date of the last delivered Commercial Loan Schedule or Supplemental Commercial Loan Schedule, as the case may be. Such Supplemental Commercial Loan Schedule will also contain delinquency information concerning
(x) all Commercial Loans then held in this warehouse facility and (y) any Commercial Loans proposed to be delivered to this facility on the next Funding Date. The Supplemental Commercial Loan Schedule shall be in a format as may be agreed upon by the Borrower and the Lender from time to time.

          (b) The Borrower shall provide the Lender and the Custodian with a "hard-copy" Commercial Loan Schedule or Supplemental Commercial Loan Schedule meeting the requirements of the Custody Agreement on each date on which an electronic disk or tape is delivered to the Lender (or a designated Affiliate thereof); the electronic disk or tape and the Commercial Loan Schedule shall each relate to the same Cut-Off Date.

          (c) The Borrower shall furnish to Lender (i) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from its other lenders, (ii) immediately, notice of the occurrence of any "Event of Default" hereunder or of any situation which the Borrower reasonably expects to develop into an "Event of Default" hereunder, (iii) copies of the Guarantor's annual and quarterly financial statements reflecting any public filings made to the Securities and Exchange
Commission, provided that any annual Form 10-K filing shall be furnished no later than 90 days after each year-end and any quarterly Form 10-Q filing shall be furnished no later than 45 days after each quarter end, (iv) annual audited financial statements 90 days after each year-end, (v) three (3) days prior to the date of each Advance (the date of which Advance shall be no later than two (2) weeks after the receipt of the Supplemental Commercial Loan Schedule delivered pursuant to Section 9 (a) (ii) above), portfolio performance data with respect to the Commercial Loans (vi) any other financial information reasonably requested by the Lender and (vii) an officer's certificate within ten
(10) Business Days after the end of each quarter to the effect that the covenants set forth in Section 4(c) are true on such date and containing therein the mathematical calculations used to determine Tangible Net Worth and all required ratios. All required financial statements, information and reports shall be prepared in accordance with GAAP, or, if applicable to SEC filings, SEC accounting regulations.

          Section 10.  Events of Default. Each of the following shall constitute
          ----------   -----------------
an "Event of Default" hereunder:
    ----------------

          (a) Failure of the Borrower to (i) make any payment of interest or principal or any other sum which has become due, whether by acceleration or otherwise, under the terms of the Secured Note, this Agreement or any other Loan Document evidencing or securing indebtedness of the Borrower to the Lender or
(ii) pay or deliver the Restoration Amount;

          (b) Assignment or attempted assignment by the Borrower of this Agreement or any rights hereunder, without first obtaining the specific written consent of the Lender, or the granting by the Borrower of any security interest, lien or other encumbrance on any Collateral to other than the Lender;

          (c) The filing by or against the Borrower, the Guarantor or any Affiliate thereof of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Borrower or such Affiliate to secure dismissal of any such petition filed against it within thirty (30) days of such filing; the making of any general assignment by the Borrower or any Affiliate for the benefit of creditors; the appointment of a receiver or trustee for the Borrower or any such Affiliate, or for any part of the Borrower's or such Affiliate's assets; the institution by the Borrower or any Affiliate of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Borrower or any Affiliate; the institution of any such proceeding against the Borrower or any Affiliate if the Borrower or such Affiliate shall fail to secure dismissal thereof within thirty (30) days thereafter; the consent by the Borrower or any

Affiliate to any type of insolvency proceeding against the Borrower or such Affiliate (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this Section;

          (d) Any materially adverse change in the financial condition of the Borrower or the Guarantor or the existence of any other condition which, in the Lender's sole determination, constitutes an impairment of the Borrower's or the Guarantor's ability to perform their obligations under this Agreement or the Borrower's obligations under the Secured Note;

          (e) Failure to service the Commercial Loans in substantial compliance with the servicing requirements set forth in Section 7 hereof;

          (f) A breach by the Borrower or the Guarantor of (i) any representation or warranty set forth in Sections 4(a) hereof, (ii) any the covenants set forth in Sections 4(c) and 9 hereof, or (iii) a use by the Borrower of the proceeds of the Loan for a purpose other than as set forth in
Section 2 hereof;

          (g) The Borrower, the Guarantor or any of their Affiliates shall default in (i) any payment of principal or interest of any indebtedness (other than the Loan) or guarantee obligation (other than the Guarantee) beyond the grace period, if any, provided therefor in the instruments or agreements pursuant to which such indebtedness was created (not to exceed 14 days), or in
(ii) the observance or performance of any other provision of such indebtedness or guarantee, and the lender or beneficiary thereunder shall have the ability to declare an "event of default" under such instrument or agreement, which would result in either an acceleration of the indebtedness created thereunder or the termination of future funding commitments to the Borrower or Guarantor.

          Section 11.  Remedies Upon Default. (a) Upon the happening of one or
          ----------   ---------------------
more Events of Default, the Lender may (x) refuse to make further Advances hereunder and (y) immediately declare the principal of the Secured Note then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement; provided that, upon
                                                             --------
the occurrence of the Event of Default referred to in Section 10(c), such amounts shall immediately and automatically become due and payable without any further action by any Person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding on the Secured Note shall become immediately due and payable without presentation, demand or further notice of any kind to the Borrower.

          (b) Upon the occurrence of an Event of Default, the Lender may assume all collection and servicing functions (including, without limitation, the establishment of new addresses and accounts to receive all payments on the Pledged Commercial Loans) or may appoint a successor servicer designated by the Lender to assume those functions. At all times following such events, for so long as the Loan or any portion thereof is outstanding, the Lender shall have the right to collect and receive all further payments made on the Collateral, and if any such payments are received by the Borrower, the Borrower shall not commingle the amounts received with other funds of the Borrower and shall promptly remit all such payments received over to the Lender.

          (c) Following the occurrence and during the continuance of an Event of Default, interest shall accrue on the Loan at a default interest rate of LIBOR plus 5.00%.

          Section 12.  Indemnification. The Borrower agrees to hold the Lender
          ----------   ---------------
(which term shall include all Affiliates, officers, directors, employees and agents of Lender and its Affiliates) harmless from and indemnifies the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender relating to or arising out of this Agreement, the other Loan Documents or any transaction contemplated hereby or thereby resulting from anything other than the Lender's gross negligence or willful misconduct. The Borrower also agrees to reimburse the Lender for all reasonable expenses in connection with the enforcement of this Agreement and the other Loan Documents including without limitation the reasonable fees and disbursements of counsel. The Borrower's agreements in this Section shall survive the payment in full of the Secured Note and the expiration or termination of this Agreement. The Borrower hereby acknowledges that, notwithstanding the fact that the Secured Note is secured by the Collateral, the obligations of the Borrower under the Secured Note are recourse obligations of the Borrower.

          Section 13.  Power of Attorney. The Borrower hereby authorizes the
          ----------   -----------------
Lender, at the Borrower's expense, to file such financing statement or statements relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and appoints the Lender as the Borrower's attorney-in-fact to execute any such financing statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and sign assignments on behalf of the Borrower as its attorney-in-fact. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Event of Default hereunder.

          SECTION 14.  GOVERNING LAW; AGREEMENT CONSTITUTES SECURITY AGREEMENT.
          ----------   -------------------------------------------------------
THIS AGREEMENT IS INTENDED BY THE PARTIES HERETO TO BE GOVERNED BY NEW YORK LAW, WITHOUT GIVING EFFECT TO PRINCIPALS OF CONFLICTS OF LAW, AND TO CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE NEW YORK UCC.

          Section 15.  Lender May Act Through Affiliates. The Lender may, from
          ----------   ---------------------------------
time to time, designate one or more Affiliates for the purpose of performing any action hereunder.

          Section 16.  Notices. All demands, notices and communications relating
          ----------   -------
to this Agreement shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or by overnight courier, or, if by other means, when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).


If to the Borrower:

               First National Bank of New England
               280 Trumbull Street
               Hartford, CT  06103
               Attention:  Leslie Galbraith
               Telephone:     860-241-2529
               Fax Number:    860-241-2501


If to the Guarantor:



               First International Bancorp, Inc.
               280 Trumbull Street
               Hartford, CT  06103
               Attention:  Leslie Galbraith
               Telephone:     860-241-2529
               Fax Number:    860-241-2501

With a copy to:

               Bruce C. Silvers, Esq.
               Bingham Dana LLP
               100 Pearl Street
               Hartford, CT  06103
               Telephone:     860-541-3043
               Fax Number:    860-527-5188

If to the Lender:
               Prudential Securities Credit
                 Corporation
               One Seaport Plaza
               Credit Analysis Department
               New York, New York 10292
               Attention:   Jeff French
               Telephone:   (212) 214-7558
               Fax Number:  (212) 214-7678


With copies to:

               Prudential Securities Incorporated
               One New York Plaza
               Investment Banking Group
               New York, New York 10292
               Attention:     Andrew Yuder
               Phone Number:  (212) 778-2581
               Fax Number:    (212) 778-7403

               Richard L. Fried, Esq.
               Stroock & Stroock & Lavan LLP
               180 Maiden Lane
               New York, New York  10038
               Phone Number:   (212) 806-6047
               Fax Number:     (212) 806-6006


          Section 17. Severability. Any provision of this Agreement which is
          ----------  ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          Section 18. Counterparts.  This Agreement may be executed by the
          ----------  ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

          Section 19. Headings.  The section headings contained herein are for
          ----------  --------
convenience of reference only and shall not define or limit any of the terms and provisions hereof.

                    [Rest of Page Intentionally Left Blank]

                               IN WITNESS WHEREOF, the parties have executed
this Agreement the date and year first above written.


                              FIRST NATIONAL BANK OF NEW ENGLAND


                              By: -------------------------------
                                  Name:
                                  Title:


                              FIRST INTERNATIONAL BANCORP, INC.

                              By:  ------------------------------
                                  Name:
                                  Title:


                              PRUDENTIAL SECURITIES CREDIT
                                     CORPORATION


                              By:  -------------------------------
                                  Name:
                                  Title:

                                                                      EXHIBIT A
                                                                      ---------

                                  SECURED NOTE

                          Dated as of December 4, 1998

          FOR VALUE RECEIVED, the undersigned, FIRST NATIONAL BANK OF NEW ENGLAND, a national bank, whose address is 280 Trumbull Street,, Hartford, Connecticut 06103 (the "Borrower"), promises to pay to the order of PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, whose address is One Seaport Plaza, New York, New York 10292(the "Lender") on or before the Maturity Date the amount then outstanding under that certain Revolving Commercial Loan Warehouse and Security Agreement dated as of December 4, 1998 (the "Agreement"). Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

          The holder of this Note is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof on the schedule annexed hereto and any such recordation shall constitute prima
                                                                      -----
facie evidence of the accuracy of the amount so recorded; provided that the
-----                                                     --------
failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

          MAXIMUM RATE OF INTEREST:  It is intended that the rate of interest
          ------------------------
herein shall never exceed the maximum rate, if any, which may be legally charged on the Loan evidenced by this Note ("Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

          DUE DATE:  The Loan evidenced hereby not paid before the Maturity Date
          --------
shall be due and payable on the Maturity Date.

          PLACE OF PAYMENT:  All payments hereon shall be made, and all notices
          ----------------
to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the heading of this Note, or to such other place as the Lender may from time to time direct by written notice to the Borrower.

          PAYMENT AND EXPENSES OF COLLECTION: All amounts payable hereunder are
          ----------------------------------
payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrower via wire transfer initiated after 1:00 p.m. New York City shall be deemed to be received on the next business day. The Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness.

          SECURITY:  This Note is issued pursuant to the Agreement and is
          --------
secured by a pledge of the collateral described therein. Notwithstanding the pledge of the collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

          DEFAULTS:  Upon the happening of an Event of Default (as defined in
          --------
the Agreement), the Lender shall have all rights and remedies set forth in the Agreement.

          The failure to exercise any of the rights and remedies set forth in the Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of Lender, except as and to the extent otherwise provided by law.

          WAIVERS:  The Borrower, and any indorsers or guarantors hereof,
          -------
severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further collateral, the release of any collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against the Borrower or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of the Borrower and any indorsers or guarantors hereof. No extension of time for the payment of this Note, or an installment hereof, made by agreement by the lender with any Person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

          TERMINOLOGY:  If more than one party joins in the execution of this
          -----------
Note, the covenants and agreements herein contained shall be the joint and several obligation of each and all of them and of their respective heirs, executors, administrators, successors and assigns, and relative words herein shall be read as if written in the plural when appropriate. Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.

          AGREEMENT:  Reference is made to the Agreement for provisions as to
          ---------
Advances, rates of interest, mandatory principal repayments, collateral and acceleration.

          APPLICABLE LAW:  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER
          --------------
THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE BORROWER HEREBY EXPRESSLY ELECTS TO APPLY TO THIS NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                          FIRST NATIONAL BANK OF NEW ENGLAND


                          By: ------------------------------
                              Name:
                              Title:

                                                            Schedule to
                                                            Secured Note
                                                            ------------

                                                           Amount of                 Total
                             Amount of                     Principal                Principal
     Date                     Advance                       Repaid                 Outstanding
-------------------      ---------------------        -----------------         ----------------
                        $
-------------------     ----------------------        -----------------         ----------------
                        $
-------------------     ----------------------        -----------------         ----------------
                        $
-------------------     ----------------------        -----------------         ----------------
                        $
-------------------     ----------------------        -----------------         ----------------
                        $
-------------------     ----------------------        -----------------         ----------------
                        $
-------------------     ----------------------        -----------------         ----------------
                        $
-------------------     ----------------------        -----------------         ----------------
                        $
-------------------     ----------------------        -----------------         ----------------
                        $
-------------------      ---------------------        -----------------         ----------------

                                                                       EXHIBIT B
                                                                       ---------


                             FORM OF LEGAL OPINION
                             ---------------------

                                                                December 4, 1998



Prudential Securities Credit Corporation
One Seaport Plaza
Credit Analysis Department
New York, NY  10292

Prudential Securities Incorporated
One New York Plaza
Investment Banking Group
New York, NY  10292

     Re:  First National Bank of New England
          ----------------------------------

Ladies and Gentlemen:

     We have acted as counsel to First National Bank of New England, a banking corporation organized under the laws of the United States (the "Borrower"), and First International Bancorp, Inc., a Delaware corporation (the "Guarantor"), in connection with the Revolving Commercial Loan Warehouse and Security Agreement dated as of December 4, 1998 (the "Warehouse Loan Agreement"), among the Borrower, the Guarantor, and Prudential Securities Credit Corporation (the "Lender"), and the transactions contemplated thereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings given such terms in the Warehouse Loan Agreement. This opinion is rendered to you pursuant to Section 1(a)(2)(ii)(B)(1) of the Warehouse Loan Agreement.

     Although we act generally as counsel to the Borrower and the Guarantor, our representation is limited to matters individually referred to us by the Borrower's or Guarantor's management.

     As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (a) the representations and warranties of the Borrower and Guarantor (the "Loan Parties") set forth in the Warehouse Loan Agreement and each of the other documents executed in connection therewith by the Loan Parties which have been provided to us, and (b) certificates of certain of the officers of the Loan Parties and have assumed, without independent inquiry, the accuracy of those representations, warranties, and certificates. For purposes of our opinion rendered in paragraph 1 below, with respect to the incorporation, organization, existence, qualification, or standing of any Loan Party, our opinion relies entirely upon and is limited by those certificates of public officials attached hereto as Exhibit A.
                                    ---------

     In connection with this opinion, we have examined originals or copies of the following documents:

     (i)    the Warehouse Loan Agreement;

     (ii)   the Secured Note;

     (iii)  the Guaranty;

     (iv)   the Custody Agreement;

     (v)    the Articles of Association (the "Borrower's Charter") of the
Borrower, certified by the Comptroller of the Currency as of      , 1998, and
certified by an officer of the Borrower as of the date hereof as being true, complete and correct and in full force and effect;

     (vi) the Restated Certificate of Incorporation (the "Guarantor's Charter" and, together with the Borrower's Charter, the "Charters") of the Guarantor,
certified by the Secretary of State of the State of Delaware as of        1,
1998, and certified by an officer of the Guarantor as of the date hereof as being true, complete and correct and in full force and effect;

     (vii) the By-Laws of the Borrower (the "Borrower's By-Laws"), certified by an officer of the Borrower as of the date hereof as being true, complete and correct and in full force and effect;

  (viii) the By-Laws of the Guarantor (the "Guarantor's By-Laws" and, together with the Borrower's By-Laws, the "By-Laws") (the Charters and the By-Laws together being referred to sometimes herein as the "Governing Documents"), certified by an officer of the Guarantor as of the date hereof as being true, complete and correct and in full force and effect;

    (ix) the certificate of certain officers of the Borrower, as of the date hereof, as to certain actions taken by the

Board of Directors of the Borrower at a meeting held on _________, 1998;

     (x) the certificate of certain officers of the Guarantor, as of the date hereof, as to certain actions taken by the Board of Directors of the Guarantor at a meeting held on ________, 1998; and

     (xi) those certificates of certain public officials with respect to the Loan Parties attached hereto as Exhibit A.
                                ---------

     The documents specified in paragraphs (i) through (iv) above are referred to herein, collectively, as the "Loan Documents". This opinion is based entirely on our review of the documents listed in the preceding paragraph, and we have made no other documentary review or investigation of any kind whatsoever for purposes of this opinion.

     We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document.

     For purposes of this opinion, we have made such examination of law as we have deemed necessary. This opinion is limited solely to the internal substantive laws of the State of Connecticut as applied by courts located in Connecticut without regard to choice of law, the federal laws of the United States of America (except for Federal and state securities or blue sky laws, as to which we express no opinion in this letter), and the Delaware General Corporation Law as applied by courts located in Delaware (the "DGCL"), and we express no opinion as to the laws of any other jurisdiction. To the extent to which this opinion deals with matters governed by or relating to the laws of the State of New York, by which the Warehouse Loan Agreement and certain of the other Loan Documents are stated to be governed, we have assumed, with your permission and without any independent investigation, that such laws are identical to the internal substantive laws of the State of Connecticut. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Warehouse Loan Agreement and the other Loan Documents.

     Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to you:

          (a) We have assumed without any independent investigation that (i) each party to the Warehouse Loan Agreement and the other Loan Documents, other than the Loan Parties, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Loan Documents, and (ii) each party to the Warehouse Loan Agreement and the other Loan Documents, at all times relevant thereto, had and has the full power, authority and legal right under its certificate of incorporation, partnership agreement, by-laws, and other governing organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be (other than, to the limited extent the same may be applicable to the Loan Parties and relevant to our opinions expressed below, the Loan Parties with respect to the Governing Documents, the federal laws of the United States of America, and the DGCL), to execute, and to perform its obligations under, the Warehouse Loan Agreement and the other Loan Documents.

          (b) We have assumed without any independent investigation (i) that each of the Loan Parties has received the agreed to and stated consideration for the incurrence of the Loans and other obligations applicable to it under the terms of the Warehouse Loan Agreement and the other Loan Documents, (ii) that each of the Warehouse Loan Agreement and the other Loan Documents is a valid and binding obligation of each party thereto other than the Loan Parties, and (iii) that each of the Warehouse Loan Agreement and the other Loan Documents is a valid and binding obligation of the Loan Parties to the extent that laws other than those of the State of Connecticut are relevant thereto (other than the federal laws of the United States of America, and the DGCL, but only to the limited extent the same may be applicable to the Loan Parties and relevant to our opinions expressed below).

          (c) The enforcement of any obligations of any of the Loan Parties under any of the Warehouse Loan Agreement or the other Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of any of the Loan Parties under any of the Warehouse Loan Agreement or the other Loan Documents.

          (d) We express no opinion as the availability of any specific or equitable relief of any kind, or as to the enforceability of any particular provision of any of the Warehouse Loan Agreement or the other Loan Documents relating to remedies after default.

          (e) The enforcement of any of your rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any of your rights to collateral security, will be subject to a duty to act in a commercially reasonable manner.

          (f) We express no opinion as to the enforceability of any particular provision of any of the Warehouse Loan Agreement or the other Loan Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) waivers or variations of provisions which are not capable of waiver or variation under the Uniform Commercial Code of the State of Connecticut (the "Connecticut UCC"), (v) the grant of powers of attorney to the Lender, (vi) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights, or (vii) the providing for a penalty rate of interest or late charges on overdue or defaulted obligations, or the payment of any premium, liquidated damages, or other amount which may be held by any court to be a "penalty" or a "forfeiture". We express no opinion as to the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any applicable guarantor, joint obligor, surety, accommodation party, or other secondary obligor.

          (g) No opinion is given herein as to the effect of so-called "usury savings clauses" or other provisions of the Warehouse Loan Agreement or the other Loan Documents purporting to deal with compliance with usury laws or other laws relating to limitations on the amount of interest or other similar charges which lenders may make or receive in connection with lending transactions.

          (h) When any opinion set forth below is given to our knowledge, or to the best of our knowledge, or with reference to matters of which we are aware or which are known to us, or with a similar qualification, that knowledge is limited to the actual knowledge of the individual lawyers in this firm who have participated directly and substantively in the specific transactions to which this opinion relates and without any special or additional investigation undertaken for the purposes of this opinion.

          (i) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

          (j) We have assumed, based solely upon certificates of certain officers of the Loan Parties, that (i) the Guarantor is the corporate parent of the Borrower, owning all of its outstanding stock; (ii) the Guaranty is necessary or convenient to the conduct, promotion or attainment of the business of the Borrower; and (iii) the Custodian is not an affiliate of, or controlled by, the Borrower or the Guarantor.

          (k) We have made no examination of, and no opinion is given herein as to, any Loan Party's title to or other ownership rights in, the accuracy of the descriptions of, or the existence of any liens, charges, encumbrances, restrictions or limitations on, or adverse claims against, any of the property or assets of any Loan Party. We have assumed without any independent investigation that each Loan Party has rights in the Collateral and any other assets in which it purports to grant a security interest under the Loan Documents, and that each of the Loan Documents executed by each Loan Party that purports to grant collateral creates a valid security interest in such portion of the Collateral and any such other assets in which a security interest may be created by contract to secure the obligations of such Loan Party to the extent that laws other than those of the State of Connecticut are relevant thereto. We express no opinion as to the priority or (except to the extent specifically set forth in paragraphs 6 and 7 below) the attachment, validity, or perfection of any security interest, mortgage, or other lien or encumbrance with respect to any of the property or assets of any Loan Party. Further, we express no opinion as to any security interest in any Collateral or any other assets excluded from, or not governed by, Article 9 of the Connecticut UCC. We call your attention to the following:

               (i) there exist certain limitations, resulting from the operation of Section 9-306 of the Connecticut UCC, on the perfection of any security interest in proceeds of collateral, such that further action (in or out of Connecticut) may be necessary to maintain perfection of such interests;

               (ii) Section 552 of the federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest resulting from any security agreement entered into by the debtor before the commencement of the case; and under Section 547 of the Bankruptcy Code, a security interest that is deemed transferred within the relevant period set forth in Section 547(e) of the Bankruptcy Code may be avoidable under certain circumstances; and

               (iii) the security interests in the Collateral may be subject to the limitations set forth in Section 9-318 of the Connecticut UCC; and, in any event, any security interests in the assets of any Loan Party may be subject to the economic effects of valid recoupments, offsets, counterclaims, and similar rights of the makers of the promissory notes included in the Collateral or other contractual parties, the terms of contracts between any Loan Party and such other parties, and any claims or defenses of such other parties against any Loan Party arising under or extrinsic to such contracts.

          (l) We express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of the Lender or any other party (other than the Loan Parties) to the Loan Documents with any state, federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or the nature of the business of any such Lender or other party.

          (m) We have assumed without any independent investigation that the Custodian will maintain physical possession of the promissory notes included in the Collateral and that the Custodian will not hold any such notes in a securities account.

     In addition to the foregoing, with respect to the opinions set forth in paragraph 7 below, our opinion is further subject to the following assumptions, limitations and exceptions:

          (n) we have assumed that (i) the promissory notes that are included in the Collateral (the "Collateral Notes") are instruments as defined in the Connecticut UCC and are not investment property as defined in the Connecticut UCC, (ii) the Borrower is the owner of the Collateral Notes,
     (iii) the Collateral Notes will be delivered to the Lender or an agent for the Lender in New York and perfection of the security interest granted to the Lender in the Collateral Notes will be governed by the Uniform Commercial Code of the State of New York (the "NY UCC") and that the effect of such delivery in New York and perfection being governed by the New York UCC will be the same as it would be if delivery were made in Connecticut and perfection were governed by the Connecticut UCC, (iv) the Collateral Notes will not constitute "proceeds" of other collateral within the meaning of (S)9-306 of the Connecticut UCC and are not subject to a security interest described in (S)(S)9-304(4) or 9-304(5) of the Connecticut UCC which provide for 21 day periods during which a security interest in instruments can be perfected without taking or continuing possession of the instrument, (v) the Custodian is not affiliated with the Borrower and neither the Borrower nor the Custodian has any right, directly or indirectly, to control the business affairs of the other, and (vi) neither the Borrower, the Lender nor Custodian has any notice of adverse claims to the Collateral Notes.

          (o) no opinion is expressed herein as to whether the Collateral Notes constitute negotiable instruments or as to whether the Lender or Custodian will be a holder in due course of such instruments.

     Based upon the foregoing, and subject to the limitations and qualifications set forth below, we are of the opinion that:

     1. The Borrower is validly existing as a national banking association under the laws of the United States. The Guarantor is a corporation validly existing and in corporate good standing under the laws of the State of Delaware. Each of the Loan Parties has the requisite corporate power and authority to enter into and to perform its obligations under each of the Warehouse Loan Agreement and the other Loan Documents to which it is a party.

     2. The execution and delivery by each of the Loan Parties of the Warehouse Loan Agreement and the other Loan Documents to which it is a party, and the performance by each of the Loan Parties of its obligations under each of the Warehouse Loan Agreement and the other Loan Documents to which it is a party, are within such Loan Party's corporate powers and have been duly authorized by all requisite corporate action on the part of such Loan Party. Each of the Loan Parties has duly executed and delivered each of the Loan Documents to which it is a party.

     3. Each of the Warehouse Loan Agreement and the other Loan Documents to which each of the Loan Parties is a party constitutes a valid and binding agreement of such Loan Party, enforceable against such Loan Party in accordance with its respective terms.

     4. The execution and delivery by each of the Loan Parties of each of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby and compliance by such Loan Party with the provisions thereof (i) will not conflict with or result in a breach or default (or give rise to any right of termination, cancellation or acceleration) under any of the provisions of the Governing Documents of such Loan Party or, to the best of our knowledge, any other material agreement binding upon such Loan Party of which we are aware, except for such conflict, breach or default as to which requisite waivers or consents have been obtained, (ii) will not violate any law, statute, rule or regulation of the State of Connecticut, the DGCL or the federal laws of the United States of America or, to the best of our knowledge, any judgment, order, writ, injunction or decree of any court or other tribunal located in the State of Connecticut of which we are aware, applicable to such Loan Party or any of its properties or assets, and (iii) to the best of our knowledge, will not result in the creation or imposition of any lien (other than liens evidenced by the Loan Documents in favor of the Lender) on any asset of such Loan Party. Except for the filings necessary to create, record or perfect, or maintain the perfection of, or to enforce, the security interests created by the Loan Documents, to the best of our knowledge, no consent or approval by, or any notification of or filing with, any court, public body or authority of the State of Connecticut is required to be obtained by any of the Loan Parties in connection with the execution, delivery and performance by such Loan Party of each of the Loan Documents to which it is a party or the consummation by such Loan Party of the transactions contemplated thereby.

     5. To our knowledge, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there is no action, suit or proceeding pending against any of the Loan Parties or any of their respective assets before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could reasonably be expected to affect materially and adversely the consolidated financial position of the Borrower, or which in any manner draws into question the validity of the Warehouse Loan Agreement or the other Loan Documents.

     6. The provisions of the Warehouse Loan Agreement are effective under the Connecticut UCC to create a valid, attached security interest in favor of the Lender in all right, title and interest of the Borrower in the Collateral, to the extent that Article 9 of the Connecticut UCC is applicable.

     7. Upon the delivery to the Custodian of the promissory notes included in the Collateral, and assuming the continued possession at all times by the Custodian or the Lender of such promissory notes, the Lender will have a perfected security interest in such promissory notes under the Connecticut UCC, and such security interest will have priority over other security interests in such promissory notes that can be perfected under Article 9 of the Connecticut UCC.

     This opinion is delivered solely to you and for your benefit in connection with the Warehouse Loan Agreement and may not be relied upon by you for any other purpose or furnished or referred to, or relied upon, by any other person or entity for any reason without our prior written consent.

                              Very truly yours,

                                                                       Exhibit C
                                                                       ---------
                       CREDIT INCREASE CONFIRMATION AND
                                NOTE AMENDMENT

                             Dated ______________


          Reference is made to (x) the Revolving Commercial Loan Warehouse and Security Agreement, dated as of December 4, 1998 (the "Revolving Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender"), First National Bank of New England (the "Borrower") and First International Bancorp, Inc. (the "Guarantor") and(y) the Secured Note dated as of December 4, 1998 (the "Note") from the Borrower to the Lender.

Section 1.
---------

          The "Maturity Date" referenced in the Revolving Warehouse Agreement and in the Note shall be ______________________.

          The maximum Loan amount available under the Revolving Warehouse Agreement and in the Note shall be _________________.

          [Any other changes.]

Section 2.
---------

          As amended by Section 1 hereof all provisions of the Revolving Warehouse Agreement and of the Note are reconfirmed as of the date hereof. The Borrower and the Guarantor, in addition, hereby reconfirm and remake as of the date hereof each and every of their respective representations, warranties and covenants set forth in the Revolving Warehouse Agreement.

                                        FIRST NATIONAL BANK OF NEW ENGLAND


                                        By:_________________________________
                                            Name:
                                            Title:


                                        FIRST INTERNATIONAL BANCORP, INC.


                                        By:_________________________________
                                            Name:
                                            Title:


                                        PRUDENTIAL SECURITIES CREDIT CORPORATION


                                        By:_________________________________
                                           Name:
                                           Title:

                                                                       Exhibit D
                                                                       ---------

                                FUNDING NOTICE
                                --------------

                                                       ___________, __, 19__


Prudential Securities Credit Corporation
One Seaport Plaza
Treasury Department
New York, NY 10292
Attention:  Robert Troiano
Fax:  (212) 214-7535

          Re:      Revolving Commercial Loan Warehouse
                    and Security Agreement, dated as of
                    December 4, 1998 ("Agreement")
                    -------------------------------

Ladies and Gentlemen:

          Reference is made to the Agreement for defined terms used herein. Pursuant to Section 1(a)4 of the Agreement, this letter constitutes notice that the undersigned desires to obtain an Advance on __________ __, 19__, in the principal amount of $____________, constituting ___% of the aggregate outstanding principal balance of the Commercial Loans shown on the attached Commercial Loan Schedule, as of the Cut-Off Date shown thereon.

          This letter will further certify that: (1) the undersigned has no notice or knowledge of any Event of Default; (2) the representations and warranties in the Agreement relating to the Commercial Loans shown on the attached Commercial Loan Schedule are true and correct as of the date hereof;
(3) each of the conditions to an Advance listed in Section 1(a)2. of the Agreement are true and correct as of the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto.

                         FIRST NATIONAL BANK OF NEW ENGLAND


                              By:____________________________________
                                  Name:
                                  Title:


cc:  Prudential Securities Credit Corporation
     Dan Lynch - Fax: (212) 214-7533

     Prudential Securities Incorporated
     Peter Austin - Fax: (212) 778-7401
     Lina Hsu - Fax: (212) 778-3716

     Marine Midland Bank
     Susan Barstock - Fax:  (212) 658-6425

                                                                       Exhibit E
                                                                       ---------

                                   GUARANTY


  In order to induce PRUDENTIAL SECURITIES CREDIT CORPORATION ("Lender") to lend up to $75,000,000 to FIRST NATIONAL BANK OF NEW ENGLAND ("Borrower"), a wholly-owned subsidiary of FIRST INTERNATIONAL BANCORP, INC., pursuant to the Revolving Commercial Loan Warehouse and Security Agreement, dated as of December 4, 1998 (the "Warehouse Agreement"), to fund the origination of certain Commercial Loans, FIRST INTERNATIONAL BANCORP, INC. (the "Guarantor") hereby absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the due and punctual payment of the Borrower's obligations under the Warehouse Agreement and the related Note when and as due, whether at stated payment dates, at maturity, by acceleration or otherwise, and all other obligations of the Borrower to the Lender pursuant to the Warehouse Agreement, including without limitation all of the Lender's out-of-pocket costs and attorneys' fees and expenses associated therewith (the "Obligations"). The Guarantor further agrees that the Obligations may be extended and renewed, in whole or in part, in accordance with the provisions of the Warehouse Agreement, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligations by the Lender. Capitalized terms used herein but not defined herein shall have the meaning set forth in the Warehouse Agreement.

  In furtherance of the foregoing and not in limitation of any other right which the Lender may have at law or in equity against the Guarantor by virtue hereof, upon the occurrence of an event requiring the payment by the Borrower of any Obligations, the Guarantor hereby promises to and will, upon receipt of written demand by the Lender, forthwith pay, or cause to be paid, to the Lender in cash the amount of such unpaid Obligations. Upon payment by the Guarantor of any sums to the Lender as provided above, all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations to the Lender.

  The Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of the Guarantor hereunder shall not be affected by (a) the failure of the Lender

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

to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of the Warehouse Agreement or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of the Warehouse Agreement or any other agreement or (c) the release of any security held by the Lender for the Obligations or any of them.

  The Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Lender to any security held for payment of the Obligations.

  The representations, warranties and covenants relating to the Guarantor set forth in Section 4 to the Warehouse Agreement are incorporated herein by reference, and such representations and warranties are true and correct on the date hereof.

  The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Lender to assert any claim or demand or to enforce any remedy under the Warehouse Agreement or any other agreement, by any waiver or modification on any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity.

  The Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Lender upon the bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

  The Guarantor hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the federal and New York State courts located in the City of New York for any action, suit or proceeding instituted by the Lender to enforce this Guaranty. The Guarantor further agrees that service of any

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

process, summons, notice or documents by U.S. registered or certified mail to the Guarantor's address set forth below shall be effective service of process for any such proceeding. The Guarantor hereby irrevocably and unconditionally waives any objection the Guarantor may have at any time to the venue or forum of any such proceeding brought in such a court.

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

IN WITNESS WHEREOF, the undersigned has executed this Guaranty on the day and year set forth below.


Date: December 4, 1998


                                   FIRST INTERNATIONAL BANCORP, INC.


                                   By:__________________________________
                                      Name:
                                      Title:


Address of Guarantor:
First International Bancorp, Inc.
280 Trumbull Street
Hartford, Connecticut  06103
Tel. No.  860-241-2529
Fax No.  860-241-2501
Attention:  Leslie Galbraith


Accepted:

PRUDENTIAL SECURITIES CREDIT CORPORATION,
 Lender


By:_________________________________
   Name:
   Title:


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

                                ACKNOWLEDGMENT


STATE OF____________)
                    ):ss.:
COUNTY OF___________)


  On this _____ day of December, 1998, before me came__________________________, the _____________ of FIRST INTERNATIONAL BANCORP, INC. to me known to be the Guarantor described in, and who executed the foregoing instrument, and acknowledged that (s)he executed the same.

    ____________________________________
              Notary Public


Commission Expires________________

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